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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  _____________

                                    FORM 8-K

                                  _____________

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of earliest event reported: January 15, 2002


                                 MediaBin, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Georgia                       0-24087                 58-1741516
(State or Other Jurisdiction    Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                               3524 Piedmont Road
                        Seven Piedmont Center, Suite 600
                           Atlanta, Georgia 30305-1530
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (404) 264-8000
              (Registrant's Telephone Number, Including Area Code)


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Item 4. Changes in Registrant's Certifying Accountant.
-----------------------------------------------------

        Information Required by Item 304(a)(1) of Regulation S-K:

               (i) On January 15, 2002, Ernst & Young LLP ("Ernst & Young") resigned as auditors of MediaBin, Inc. (the "Company").

               (ii) The reports of Ernst & Young on the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that, their report for the fiscal year ending December 31, 2000 includes an explanatory paragraph that describes the uncertainty over the Company's ability to continue as a going concern as described in Note 1 to the consolidated financial statements.

               (iii) In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 2000 and December 31, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such matter in connection with its report.

               (iv) During the two most recent fiscal years and through the date of Ernst & Young's resignation there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        The Company has furnished Ernst & Young with a copy of the foregoing disclosure and requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Ernst & Young to the Securities and Exchange Commission, dated January 22, 2002, is filed as Exhibit 16.1 hereto.

Item 7. Financial Statements and Exhibits.
-----------------------------------------

   (a)  Financial statements.

        Not applicable.


   (b)  Pro forma financial information.

        Not applicable.


   (c)  Exhibits.

        The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

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         16.1     Letter of Ernst & Young to the Securities and Exchange
                  Commission dated January 22, 2002 regarding change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                MediaBin, Inc.


                                By: /s/ Haines Hargrett
                                    -------------------------
                                    Haines H. Hargrett, Chief Financial Officer

Dated:  January 22, 2002

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